SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                May 31, 2008
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Colorado                000-19333            84-1176672
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


             641 Lexington Avenue, 17th Floor, New York, NY 10022
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 3.02     RECENT SALES OF UNREGISTERED SECURITIES

     At a meeting of the Board of Directors which was concluded on May 31, 2008, the Company agreed to accept $779,073.85 of 2006 Series A Convertible Notes (principal and interest), representing 100% of its outstanding 2006 Series A Convertible Notes, for conversion into 389,543 shares of the Company's common stock at a conversion price of $2.00 per share. As part of this conversion, Richard Berman, a director of Bion Dairy Corporation, converted $222,624.16 of Series A Convertible Notes into 111,308 shares of common stock.

     In addition, the Company agreed to accept $856,735.53 of 2007 Series A Convertible Notes (principal and interest) for conversion into 428,369 shares of the Company's common stock at a conversion price of $2,00 per share. As part of this conversion, Mark Smith, President and a Director of the Company, converted $162,459.92 of 2007 Series A Convertible Notes into 81,230 shares.

     Bright Capital, Ltd., which is owned by Dominic Bassani, a senior consultant of the Company, converted $487,967.43 of 2007 Series A Convertible Notes held by its pension plan into 243,984 shares as part of the conversions described above. Bright Capital also converted a deferred compensation note in the amount of $580,318.49 held by its pension plan into 290,160 shares of the Company's common stock, and accepted a 2008 Note in the principal amount of $350,000 in exchange for accrued deferred compensation through May 31, 2008 which note is convertible into the Company's common stock at $2.00 per share. The shares issued will be owned by the Bright Capital Defined Benefit Pension Plan. A copy of the subscription agreement related to Bright Capital's transaction is included in these exhibits.


ITEM 5.02(E) AMENDMENT OF 2006 CONSOLIDATED INCENTIVE PLAN/AMENDMENT OF OPTION GRANTS AND ISSUANCE OF OPTIONS

     The Company's Board of Directors authorized amendment of the 2006 Consolidated Incentive Plan ("Plan") to increase the number of shares available pursuant to the Plan to 4,200,000 from 3,200,000. A copy of the amendment is included in these exhibits.

     In addition, effective May 31, 2008, the Company amended certain outstanding options and issued additional options including the following:

     James Morris: a) 200,000 existing options were extended to December 31, 2015 and will vest in 8 quarterly tranches over 2 years from the date on which he executes a new employment agreement with a term that runs through a date no earlier than July 1, 2012; and b) 100,000 new options were granted pursuant to the Plan, exercisable at $3.00 per share until July 1, 2012, which options will vest in 8 six-month tranches over a four year period commencing the date on which he executes a new employment agreement with a term that runs through a date no earlier than July 1, 2012.

     George Bloom: a) 200,000 existing options were extended to December 31, 2015 and will vest in 8 quarterly tranches over 2 years from the date on which he executes a new employment agreement with a term that runs through a date no earlier than July 1, 2012; and b) 100,000 new options were granted pursuant to the Plan, exercisable at $3.00 per share, exercisable until July 1, 2012 which will vest in 8 six-month tranches over a four year period commencing the date on which he executes a new employment agreement with a term that runs through a date no earlier than July 1, 2012.

     Jeremy Rowland: a) 150,000 existing options were reduced to an exercise price of $3.00 per share and will vest in 8 quarterly tranches over 2 years from the date on which he executes an extension to his employment agreement with a term that runs through a date no earlier than July 1, 2012; and b) 50,000 new options were granted pursuant to the Plan: exercisable at $3.00 per share, exercisable until July 1, 2012 which will vest in 8 six-month tranches over a four year period commencing the date on which he executes an extension to his employment agreement with a term that runs through a date no earlier than July 1, 2012.

     Jeff Kapell:     50,000 new options were granted pursuant to the Plan at
$3.00 per share, exercisable until July 1, 2012 which will vest in 8 six-month tranches over a four year period commencing the date on which he executes an extension to his employment agreement with a term that runs through a date no earlier than July 1, 2012.

     David Mager: 153,333 existing options which were extended to December 31, 2015 and will vest in 3 six-month tranches over 18 months (2 tranches of 50,000 and final tranche of 53,333).

     Jere Northrop: a) existing options expiring before July 31, 2012 were extended to July 31, 2012; b) 20,000 new options were granted pursuant to the Plan exercisable at $2.50 per share until July 31, 2012; and c) 10,000 new options were granted pursuant to the Plan for service as Director exercisable at $2.50 per share until July 31, 2012.

     Jon Northrop:   a) existing options expiring before July 31, 2012 were
extended to July 31, 2012; and b) 10,000 new options were granted pursuant to the Plan for service as Director exercisable at $2.50 per share until July 31, 2012.

ITEM 8.01  OTHER EVENTS

     Mark A. Smith, the Company's president, and the Company entered into an Extension Agreement which includes: a) the 2007 note conversion described above; b) exchange of deferred compensation through June 30, 2008 of $179,280 for 89,640 shares at $2.00 per share; c) extension of services of Mr. Smith to the Bion companies through December 31, 2009; d) grant of a bonus of $16,000 to Mr. Smith which he utilized to purchase 80,000 warrants ($.20 per warrant) exercisable at a price of $2.50 per share until July 1, 2012; and,
e) grant to Mr. Smith of   70,000 options to purchase Bion common stock at a
price of $2.50 per share until December 31, 2013 pursuant to Bion's Plan; and. f) extensions of warrant and option exercise periods for outstanding warrants and/or options owned by Mr. Smith (and his donees). A copy of the Extension Agreement is included in these Exhibits.


ITEM 9.01.  Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

Exhibit 99.1 - Subscription Agreement from Bright Capital, Ltd.

Exhibit 99.2 - Amendment to 2006 Consolidated Incentive Plan

Exhibit 99.3 - Agreement between the Company and Mark A. Smith dated May 31,
               2008.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bion Environmental Technologies, Inc.


Date:  June 3, 2008                 By: /s/ Mark A. Smith
                                           Mark A. Smith, President